SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  MAY 21, 1996

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events
- -------  ------------
         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On May 21, 1996, registrant issued a press release entitled 1996 Shareholders' Meeting and Second Quarter Dividend pertaining, among other things, to an announcement that at registrant's annual meeting the shareholders elected all ten nominees to the board of directors and ratified the appointment of Arthur Andersen LLP to audit registrant's financial statements for the year 1996. Registrant's shareholders also approved a proposal to amend registrant's 1993 stock and long term incentive plan. Registrant's board of directors declared a second quarter dividend of 25 cents per share of the common stock, payable June 26, 1996 to shareholders of record at the close of business June 5, 1996.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
- -------  ---------------------------------
         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated May 21, 1996
                  ----------











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     HALLIBURTON COMPANY




Date:    May 21, 1996                                By: _______________________
                                                         Robert M. Kennedy
                                                         Vice President - Legal





























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                                  EXHIBIT INDEX



Exhibit                                                            Sequentially
Number                     Description                             Numbered Page
- -------                    -------------------------               -------------
    20                     Press Release of
                           May 21, 1996                            5 of 5
                           Incorporated by Reference






























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